Exhibit 99.8

BOARD OF GOVERNERS OF THE
FEDERAL RESERVE SYSTEM
WASHINGTON, DC 20551

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 23, 2025

CADENCE BANK
(Exact Name of Registrant as Specified in Charter)

Mississippi	11813	64-0117230

(State or Other Jurisdiction of Incorporation)	(FDIC Certificate No.)	(IRS Employer Identification No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $2.50 par value per share	CADE	New York Stock Exchange

Series A Preferred Stock, $0.01 par value per share	CADE-PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 23, 2025, at the annual meeting of shareholders (the “Annual Meeting”), the Company’s shareholders: (i) elected five (5) directors; (ii) approved on a non-binding, advisory basis the compensation paid to the Company’s named executive officers; and (iii) ratified the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Board of Governors of the Federal Reserve System on March 14, 2025.  Holders of 166,571,607 shares of the Company’s common stock, or approximately 90.84% of the 183,370,998 shares of common stock that were issued and outstanding and entitled to vote, were present virtually or represented by proxy at the Annual Meeting.

The following are the final voting results on the proposals presented to the Company’s shareholders at the Annual Meeting:

Proposal 1:  Election of Directors

The Company’s shareholders elected the director nominees nominated by the Board to serve as directors, until the annual meeting of shareholders in 2026, or until his or her earlier retirement by the following vote:

Director	For	Withhold	Broker Non-Votes
Fernando G. Araujo	152,307,519	1,237,004	13,027,084
Shannon A. Brown	151,658,745	1,885,777	13,027,084
William G. Holliman	152,686,629	857,894	13,027,084
Alice L. Rodriguez	153,065,367	479,156	13,027,084
James D. Rollins III	149,622,764	3,921,759	13,027,084

Proposal 2:  Non-Binding, Advisory Vote Regarding the Compensation of the Company’s Named Executive Officers

The Company’s shareholders approved the resolution to approve on a non-binding, advisory basis the compensation of the Company’s named executive officers. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Votes
150,110,635	2,916,250	517,637	13,027,084

Proposal 3: Ratification of Forvis Mazars, LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the Audit Committee’s appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.  The table below sets forth the voting results for Proposal 3:

For	Against	Abstain	Broker Non-Votes
165,886,732	346,654	338,220	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE BANK

	By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Senior Executive Vice President and Chief Administrative Officer

Date: April 25, 2025